SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              -------------------

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                      February 12, 2001 (February 9, 2001)
                      ------------------------------------

                             LOWE'S COMPANIES, INC.
                             ----------------------
               (Exact name of registrant as specified in charter)


        North Carolina                    1-7898                 56-0578072
        --------------                    ------                 ----------
(State or other jurisdiction of        (Commission             (IRS Employer
        incorporation)                 File Number)          Identification No.)


                  1605 Curtis Bridge Road
                Wilkesboro, North Carolina                    28697
                --------------------------                    -----
         (Address of principal executive offices)           (Zip Code)

       Registrant's telephone number, including area code: (336) 658-4000
                                                          -----------------

                                 Not Applicable
                                 --------------
          (former name or former address if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

           (c)      Exhibits
                    --------

          99.1      News   Release,   dated   February  9,  2001,   relating  to
                    anticipated 2000 fiscal year and fourth quarter sales and earnings.


Item 9.  Regulation FD Disclosure

         Attached hereto as Exhibit 99.1 is a news release issued by Lowe's Companies, Inc. on February 9, 2001, relating to its anticipated 2000 fiscal year and fourth quarter sales and earnings.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                            LOWE'S COMPANIES, INC.

Date:    February 12, 2001                  /s/ Robert A. Niblock
                                            ------------------------------------
                                            Name:    Robert A. Niblock
                                            Title:   Senior Vice President
                                                     and Chief Financial Officer

                                  EXHIBIT INDEX


          99.1      News   Release,   dated   February  9,  2001,   relating  to
                    anticipated 2000 fiscal year and fourth quarter sales and earnings.